As filed with the Securities and Exchange Commission on June 9, 2006

                                                                Registration No.

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                    ---------------------------------------
                              CHENIERE ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                  Delaware                                    95-4352386
        (State or other jurisdiction                       (I.R.S. Employer
      of incorporation or organization)                   Identification No.)

                          717 Texas Avenue, Suite 3100
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                    ---------------------------------------
                              CHENIERE ENERGY, INC.
                              AMENDED AND RESTATED
                            2003 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                    ---------------------------------------

                                Don A. Turkleson
                             Chief Financial Officer
                              Cheniere Energy, Inc.
                          717 Texas Avenue, Suite 3100
                              Houston, Texas 77002
                                 (713) 659-1361
                     (Name and address of agent for service)
                    ---------------------------------------

                                    Copy to:
                               Geoffrey K. Walker
                                Andrews Kurth LLP
                             600 Travis, Suite 4200
                              Houston, Texas 77002
                                 (713) 220-4757
                    ---------------------------------------
                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
              Title of each                      Amount to be       Proposed maximum      Proposed maximum       Amount of
           class of securities                  registered (1)       offering price      aggregate offering   registration fee
         to be registered (1)(2)                                     per share (3)           price (3)
==============================================================================================================================
Common Stock, par value $.003 per share,      3,000,000 shares           $38.94             $116,820,000          $12,500
 including associated rights attached thereto
==============================================================================================================================


(1) This Registration Statement is filed pursuant to General Instruction E to Form S-8. Registration Statement No. 333-112379 previously registered 1,000,000 shares of Cheniere Energy, Inc. common stock, par value $.003 per share ("Common Stock") under the Cheniere Energy, Inc. 2003 Stock Incentive Plan ("Plan"), together with an indeterminate amount of Plan interests. The number of previously registered shares had been adjusted to 2,000,000 shares of Common Stock to reflect the two-for-one stock split as set forth in Cheniere Energy, Inc.'s Current Report on Form 8-K filed on March 14, 2005. Registration Statement No. 333-127266 previously registered 6,000,000 additional shares of Common Stock that may be issued under the Plan and included an indeterminate number of shares that may be issuable by reason of stock splits, stock dividends or similar transactions. The aggregate number of shares issuable pursuant to the Plan and registered pursuant to this and the earlier registration statement is 11,000,000 shares of Common Stock.

(2) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

(3) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended, based on the average of the high and low prices reported by the American Stock Exchange on June 6, 2006.

           INCORPORATION BY REFERENCE OF PRIOR REGISTRATION STATEMENT

         The contents of Registration Statement Nos. 333-112379 and 333-127266 are incorporated herein by reference, except for Items 3, 5 and 8, which are included below. The number of shares contained in Registration Statement No. 333-112379 has been adjusted (as reflected on our Current Report on Form 8-K filed on March 14, 2005) to reflect a two-for-one stock split effective as of April 22, 2005 so that the aggregate number of shares issuable pursuant to the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan is 11,000,000 shares of Common Stock.

Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Cheniere Energy, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") are incorporated herein by reference into the Registration Statement:

         (a) Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 13, 2006;

         (b) Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006, filed with the SEC on May 5, 2006;

         (c) Our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 7, 2006;

         (e) Our Current Reports on Form 8-K filed on January 5, 2006, February 23, 2006, March 15, 2006, March 29, 2006, April 3, 2006, April 6, 2006 and April
13, 2006;

         (f) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above;

         (g) The description of our common stock set forth in our Registration Statement on Form S-3 (Registration Statement No. 333-11454), filed with the SEC on September 3, 2004, including any subsequent amounts or reports filed for the purpose of updating such description; and

         (h)  The  description  of  the  rights  to  purchase  Series  A  Junior
Participating Preferred Stock contained in our Registration Statement on Form 8-A, filed with the SEC on November 1, 2004, as amended by Amendment No. 1 thereto, filed with the SEC on January 24, 2005.

         All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

Item 5.  INTEREST OF NAMED EXPERTS AND COUNSEL

         The legality of the Common Stock offered hereby is being passed upon for us by Andrews Kurth LLP. Attorneys at the law firm of Andrews Kurth LLP beneficially own 17,000 shares of our Common Stock.

Item 8.  EXHIBITS

         The following exhibits have been filed as part of this Registration Statement and are specifically incorporated by reference:

4.1 Restated Certificate of Incorporation of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the SEC on August 10, 2004 (SEC File No. 001-16383)).

4.2 Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on February 8, 2005 (SEC File No. 001-16383)).

4.3 Amended and Restated By-laws of Cheniere Energy, Inc. (incorporated by reference to Exhibit 4.3 to Cheniere's Registration Statement on Form S-8, as filed with the SEC on January 30, 2004 (SEC File No. 333-112379)).

4.4 Amendment No. 1 to Amended and Restated By-Laws of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as filed with the SEC on May 6, 2005 (SEC File No. 001-16383)).

4.5 Specimen Common Stock Certificate of Cheniere Energy, Inc. (incorporated by reference to Exhibit 4.1 to Cheniere's Registration Statement on Form S-1, as filed with the SEC on August 27, 1996 (SEC File No. 333-10905)).

4.6 Certificate of Designation of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 3.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on October 14, 2004 (SEC File No. 001-16383)).

4.7 Rights Agreement by and between the Company and U.S. Stock Transfer Corp., as Rights Agent, dated as of October 14, 2004 (incorporated by reference to Exhibit 4.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on October 14, 2004 (SEC File No. 001-16383)).

4.8 First Amendment to Rights Agreement by and between the Company and U.S. Stock Transfer Corp., as Rights Agent, dated January 24, 2005 (incorporated by reference to Exhibit 4.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on January 24, 2005 (SEC File No. 001-16383)).

4.9 Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan., dated September 8, 2005 (incorporated by reference to Exhibit 10.14 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, as filed with the SEC on November 4, 2005 (SEC File No. 001-16383)).

4.10* Amendment No. 1 to Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan.

5.1*     Opinion of Andrews Kurth LLP regarding legality of common stock.

23.1*    Consent of Andrews Kurth LLP (included in Exhibit 5.1).

23.2*    Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP.

23.3*    Consent of Hein & Associates LLP

23.4*    Consent of Sharp Petroleum Engineering Inc.

24.1*    Powers of Attorney (included on signature page).

------

* Filed herewith

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 9th day of June, 2006.

                                                 CHENIERE ENERGY, INC.
                                                 By:/s/ CHARIF SOUKI
                                                 ------------------------------
                                                 Name: Charif Souki
                                                 Title: Chief Executive Officer
                                                 and Chairman of the Board


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the registrant hereby constitutes and appoints Don A. Turkleson and Zurab S. Kobiashvili, each as his lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any and all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates stated.

Name and Signature       Title                                      Date
----------------------   -----                                      ----

/s/ CHARIF SOUKI         Chief Executive Officer and               June 9, 2006
----------------------   Chairman of the Board
Charif Souki             (Principal Executive Officer)

/s/ STANLEY C. HORTON    President and Chief Operating Officer     June 9, 2006
----------------------  (Principal Executive Officer)
Stanley C. Horton

/s/ WALTER L. WILLIAMS   Vice Chairman of the Board and            June 9, 2006
----------------------   Director
Walter L. Williams

/s/ DON A. TURKLESON     Senior Vice President, Chief Financial    June 9, 2006
----------------------   Officer & Secretary
Don A. Turkleson         (Principal Financial Officer)


/s/ CRAIG K. TOWNSEND    Vice President and Chief Accounting       June 9, 2006
----------------------   Officer (Principal Accounting
Craig K. Townsend        Officer)

/s/ Vicky A. Bailey      Director                                  June 9, 2006
----------------------
Vicky A. Bailey

/s/ NUNO BRANDOLINI      Director                                  June 9, 2006
----------------------
Nuno Brandolini

/s/ KEITH F. CARNEY      Director                                  June 9, 2006
----------------------
Keith F. Carney

/s/ PAUL J. HOENMANS     Director                                  June 9, 2006
----------------------
Paul J. Hoenmans

/s/ DAVID B. KILPATRICK  Director                                  June 9, 2006
----------------------
David B. Kilpatrick

/s/ J. ROBINSON WEST     Director                                  June 9, 2006
----------------------
J. Robinson West

                                  EXHIBIT INDEX

4.1 Restated Certificate of Incorporation of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the SEC on August 10, 2004 (SEC File No. 001-16383)).

4.2 Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on February 8, 2005 (SEC File No. 001-16383)).

4.3 Amended and Restated By-laws of Cheniere Energy, Inc. (incorporated by reference to Exhibit 4.3 to Cheniere's Registration Statement on Form S-8, as filed with the SEC on January 30, 2004 (SEC File No. 333-112379)).

4.4 Amendment No. 1 to Amended and Restated By-Laws of Cheniere Energy, Inc. (incorporated by reference to Exhibit 3.1 to Cheniere's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as filed with the SEC on May 6, 2005 (SEC File No. 001-16383)).

4.5 Specimen Common Stock Certificate of Cheniere Energy, Inc. (incorporated by reference to Exhibit 4.1 to Cheniere's Registration Statement on Form S-1, as filed with the SEC on August 27, 1996 (SEC File No. 333-10905)).

4.6 Certificate of Designation of Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 3.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on October 14, 2004 (SEC File No. 001-16383)).

4.7 Rights Agreement by and between the Company and U.S. Stock Transfer Corp., as Rights Agent, dated as of October 14, 2004 (incorporated by reference to Exhibit 4.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on October 14, 2004 (SEC File No. 001-16383)).

4.8 First Amendment to Rights Agreement by and between the Company and U.S. Stock Transfer Corp., as Rights Agent, dated January 24, 2005 (incorporated by reference to Exhibit 4.1 to Cheniere's Current Report on Form 8-K, as filed with the SEC on January 24, 2005 (SEC File No. 001-16383)).

4.9 Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan., dated September 8, 2005 (incorporated by reference to Exhibit 10.14 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, as filed with the SEC on November 4, 2005 (SEC File No. 001-16383)).

4.10* Amendment No. 1 to Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan.

5.1*     Opinion of Andrews Kurth LLP regarding legality of common stock.

23.1*    Consent of Andrews Kurth LLP (included in Exhibit 5.1).

23.2*    Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP.

23.3*    Consent of Hein & Associates LLP

23.4*    Consent of Sharp Petroleum Engineering Inc.

24.1*    Powers of Attorney (included on signature page).

------

* Filed herewith